                                  EXHIBIT 10.8

                          WALLACE COMPUTER SERVICES INC
                                ANNUAL BONUS PLAN


SECTION 1.  PLAN OBJECTIVES

     A) To provide a means of rewarding key employees of Wallace Computer Services, Inc. and its subsidiaries ("Company") for personal performance that enhances the Company's financial performance and increases shareholder value.

     B) To provide competitive levels of compensation to enable the Company to attract and retain people who are able to contribute materially to the success of the Company's business by their ability and ingenuity.

     C)  To recognize differences in the performance of individual Participants.

     D) To recognize differences in the performance of the Company and Divisions as demonstrated by financial performance.


SECTION 2.  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Compensation Committee of the Board of Directors ("Committee"). The membership of the Committee may be reduced, changed, or increased from time to time at the absolute discretion of the Board of Directors.

     (b) The establishment and amendment of rules and regulations for the Plan's administration shall be developed and proposed by the Committee and approved by the Disinterested Directors (as defined in Section 3.11 of the By-
Laws). Similarly, the determination of those who may participate in the Plan, and the amount of individual awards to such Participants shall be proposed by the Committee and approved by the Disinterested Directors. The determination of the award amounts may be delegated to one or more officers and/or managers of the Company in accordance with the rules and regulations as may be prescribed or adopted from time to time, except that the Disinterested Directors shall review and approve the individual awards to be made to Participants. The Committee shall have the sole power to interpret the Plan.

     (c) The Committee members and the Disinterested Directors, may rely upon any information supplied to them by any officer of the Company in connection with the administration of the Plan.


SECTION 3.  DEFINITIONS

     (a)  Investment - means the following:

               +  Gross trade receivables
               +  Gross inventories at standard cost
               + Net property, plant & equipment, less construction in progress + Net present value of building and equipment operating leases
               +  Goodwill
               +  Unamortized software development costs
               -  Trade accounts payable
               -  Unvouchered trade payables

     (b) Operating Profit After-Taxes - means the following:

               Operating Income
               +/-  Change in Inventory reserves
               +/-  Change in Accounts Receivable reserves
               +/-  Change in Post retirement liability
               +/-  Other Unusual Income or Expense Items
               +    Goodwill amortization
               +    Interest expense
               -    Interest Income
               +    Interest expense associated with operating leases
               -    Current Tax Expense on the sum of the above

     (c) Actual Company Return on Investment - means the actual "Operating Profit After-Taxes" of the Company for the Plan Year divided by the average of the actual Company "Investment" at the beginning of the Plan Year and the actual Company "Investment" at the end of the Plan Year.

     (d) Actual Division Return on Investment - means for the respective Division, actual "Operating Profit After-Taxes" of the Division for the Plan Year divided by the average Company "Investment" as defined in (a) above.

     (e) Targeted Company Return on Investment - means the budgeted "Operating Profit After-Taxes" of the Company for the Plan Year divided by the average of the actual Company "Investment" at the beginning of the Plan Year and the budgeted Company "Investment" for the end of the Plan Year. Budgeted "Operating Profit After-Taxes" and ending "Investment" are to be obtained from the final annual budget book approved by the Board of Directors.

     (f) Targeted Division Return on Investment - means for the respective Division, budgeted "Operating Profit After-Taxes" of the Division for the Plan Year divided by the average budgeted Company "Investment", as defined in (e) above.

     (g) Base Salary - means the amount of a Participant's base compensation as of November 1 of a Plan Year without adjustment for bonuses, salary deferrals, value of benefits, special payments, amounts contributed to a savings plan or similar items.

     (h) Employee - means persons employed by the Company or any subsidiary in which the Company owns directly or indirectly all or a majority of the common stock and shall include employees who are also Directors of the Company or of any such subsidiary and may, at the discretion of the Committee and Disinterested Directors, include persons who at the request of the Company accept employment with any company in which the Company has a substantial ownership interest.

     (i) Participant - means an employee who has been nominated by the Committee members and approved by the Disinterested Directors to participate in this Plan.

     (j) Plan Year - means the one year period coincident with the Company's fiscal year.

SECTION 4.  ELIGIBILITY

     (a) ELIGIBLE POSITIONS. An employee shall be eligible for consideration for an award under this Plan based on such criteria as the Committee members shall recommend and Disinterested Directors shall approve from year to year. In general, the CEO, all Vice Presidents and all Division General Managers may be eligible for participation in the Plan. However, actual participation will depend upon the contribution and impact each eligible employee may have on the Company's value to its Shareholders, as determined by the CEO of the Company, recommended by the Committee members and approved by the Disinterested Directors.

     (b) NOMINATION AND APPROVAL. Each Plan year, the CEO of the Company will nominate eligible employees to participate in the plan for the next Plan Year. The Disinterested Directors will have final authority to select Plan Participants among eligible employees nominated by the CEO.

     (c) INELIGIBLE POSITIONS. No Compensation Committee member or Disinterested Director shall be a Participant of the Plan. Membership on any other committee of the Board of Directors shall not by itself render an Employee ineligible for participation in the Plan.

     (d) CHANGES IN STATUS. A person whose employment begins, terminates, is granted a leave of absence or whose responsibilities change making them qualified to participate in the Plan (or leave the participating class), may, on the recommendation of the Committee, and approval of the Disinterested Directors, be awarded a bonus with respect to the period of service during the year.

     (e) OTHER PLANS. Nothing in this Plan shall be construed as preventing the Company from establishing incentive or other variable compensation plans applicable to Employees.


SECTION 5.  INDIVIDUAL PARTICIPATION LEVELS
     (a) Calculation of Bonus. Each Participant's bonus will be determined as a function of the Participant's Base Salary, the Participant's Target Incentive Award (provided in paragraph 5.b below), Company/Division Performance Factor (provided in Section 6.a.) and the Individual Performance Factor (provided in
Section 6.b.) for the Plan year. Each Participant's Bonus will be calculated as follows:

  Participant's Base Salary (X) Targeted Incentive Award (X) Performance Factor

The performance factor will be determined from a matrix (provided as Exhibit A) that factors both the Company/Division Performance Factor and the Individual Performance Factor.

     (b) Targeted Incentive Awards. The Targeted Incentive Awards will be determined according to the following schedule:

                                             Targeted Incentive Award
                 Executive Position             (% of Base Salary)
                 ------------------             ------------------
          CEO                                          45%
          Sr. V.P. of Operations                       35%
          Corporate V.P.
             Corporate Sales                           30%
             Chief Financial Officer                   30%
             Management Information Services           30%
          Other Corporate V.P                          25%
          Division General Manager                     25%


     The Disinterested Directors shall have full power to revise and adjust the Targeted Incentive Awards and to revise the positions eligible to participate in the Plan.


SECTION 6.  PERFORMANCE FACTORS

     For any Plan Year the Performance Factor will be determined from a matrix (provided as Exhibit A) in which the "Y" axis represents the Company/Division Performance factor and the "X" axis represents the Individual Performance factor.

     All Participants of the Plan except for Division General Managers (or other Participants determined by the Committee members and Disinterested Directors) will have one matrix in which the "Y" axis represents the Company Performance Factor. Division General Managers will have two matrices each representing one-half of the Targeted Incentive Award. The first matrix will have the "Y" axis represented by the Company Performance Factor, the second matrix will have the "Y" axis represented by the Division Performance Factor.

     (a) COMPANY/DIVISION PERFORMANCE FACTOR. The "Y" axis will consist of five boxes. The middle box will equal the Company/Division's "Targeted Return on Investment." The value of each box above the top middle box will equal 105% and 110% respectively, of the Targeted Return on Investment. The value of each box below the middle box will be equal to 95% and 90% respectively, of the Targeted Return on Investment.

     (b) INDIVIDUAL PERFORMANCE FACTOR. The "X" axis represents the Individual Performance Factor. The Individual Performance Factor equals the percentage of Objective Points attained, to the Maximum Objective Points available. Participants will be assigned objectives representing financial, operational and/or individual goals. Objectives will be assigned point value that in aggregate equal the Participant's Targeted Incentive Award. Whenever possible, objectives should be supported by quantifiable benchmarks that can be measured against a quantifiable monitoring system. When performance cannot be measured according to a quantifiable monitoring system, the person to whom the Participant reports will evaluate the Participant's performance.

     Determination of a Participant's objectives and the point values assigned to each objective will be the responsibility of the individual to whom the Participant reports. The objectives and the point values assigned will be subject to approval by the Committee members and Disinterested Directors.

     The "X" axis will consist of four boxes, each representing a benchmark of a Participant's Individual Performance Factor. The first box benchmark will equal 45%. The benchmarks of each box to the right of the first box will be 60%, 75% and 90% respectively.

SECTION 7.  PAYMENT OF AWARDS

     (a) Subject to the condition set forth in paragraph (b) below, payment of awards shall be made no later than December 1 of the following plan year, and only after the Committee members recommend and Disinterested Directors have approved the awards. Awards shall be paid in cash.

     (b) All awards are contingent upon the Participant remaining in the employ of the Company during the Plan year and through November 1 of the following fiscal year. In the event a Participant terminates or resigns from the Company prior to the end of the contingent period, the award, at the recommendation of the Committee and upon approval by the Disinterested Directors, may be forfeited by the Participant. In the event of death or permanent disability, the Participant or designated Beneficiary (as specified in the designation form indexed as Exhibit B) will receive a prorata portion of the award equal to the Participant's service period during the plan year.

     (c) No Participant shall have any right with respect to any award until such award shall be delivered to him.

     (d) If the Disinterested Directors determine, in their discretion, that a Participant at any time has engaged in any activity that the Disinterested Directors determines was or is harmful to the Company, any unpaid award will be forfeited by the Participant.

     (e) There shall be deducted from all award payments any taxes required by law to be withheld.


SECTION 8.  GENERAL CONDITIONS

     (a) Amendments. The Disinterested Directors may from time to time amend, suspend or terminate in whole or in part, and if terminated, may reinstate any or all of the provisions of the Plan.

     (b) Interpretation of the Plan. Any interpretation of the Plan arising out of or in connection with the construction, administration, and effect of the Plan and of its rules and regulations shall lie within the Committee's absolute discretion and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     (c) Rights to Continued Employment. The selection of any employee for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company and the right and power of the Company to dismiss or discharge any Participant is specifically reserved. Nor shall any such Participant or any person claiming under or through the Participant have any right or interest in the Plan, or any Award thereunder, unless and until all terms, conditions and provisions of the Plan that affect such Participant have been complied with as specified herein.

     (d) Adjustments to Performance Factors. When a performance goal is based on Quantifiable financial or accounting measure, it may be necessary to exclude significant non-budgeted or non-controllable amounts, gains or losses from actual financial results in order to properly measure performance. The Disinterested Directors will decide those items that shall be considered in adjusting actual results. For example, some types of items that may be considered for exclusion are:

           (1) Any gains or losses that will be treated as extraordinary in the Company's financial statements.

           (2) Amounts, profits or losses of any entities acquired by the Company during the Plan Year, assuming they were not included in the budget and/or the goal.

           (3) Material amounts not in the budget and/or the goals that are of a non-recurring nature and are not considered to be in the ordinary course of business.

     (e) Expenses of the Plan. The expenses of administering this Plan shall be borne by the Company.

     (f) Governing Laws. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder, shall be governed by, and determined exclusively and solely in accordance with, the laws of the State of Delaware.


SECTION 9.  INDEMNIFICATION OF THE COMMITTEE MEMBERS AND DIRECTORS BY THE
            COMPANY.

     (a) No Directors or of the Committee shall be liable for any act or action, whether of commission or omission, taken by any other member, or by any officer, agent or employee.

     (b) Pursuant to the Certificate of Incorporation and Bylaws of the Company, the Company hereby agrees to indemnify the Committee members and Directors for and to hold each of them harmless against any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against them at any time by reason of their actions under this Plan if they did not act dishonestly or in willful or grossly negligent violation of the law or regulation under which such liability, loss, cost or expense is not insured against or exceed any insurance recovery.


SECTION 10.  EFFECTIVE DATE

     This Plan shall be applicable for the fiscal year beginning August 1, 1994, and subsequent fiscal years, unless modified by the Disinterested Directors as prescribed in Section 8.

                                                                       EXHIBIT A



BONUS PERFORMANCE MATRIX

                            Individual Objectives Achieved

                          45%       60%       75%       90%
                         -----     -----     -----     -----

               110.0%    100.0%    120.0%    140.0%    160.0%

Return         105.0%     80.0%    100.0%    120.0%    140.0%

on             Target     60.0%     80.0%    100.0%    120.0%

Investment      95.0%     40.0%     60.0%     80.0%    100.0%

                90.0%     20.0%     40.0%     60.0%     80.0%

                                                                       EXHIBIT B


                         WALLACE COMPUTER SERVICES, INC
                                ANNUAL BONUS PLAN
                             BENEFICIARY DESIGNATION



PARTICIPANT INFORMATION

- - ----------------------------------------------------------------------------------------------------------
  LAST NAME                  FIRST NAME                  MIDDLE                         SOCIAL SECURITY #


- - ----------------------------------------------------------------------------------------------------------
  STREET ADDRESS             CITY                        STATE                      ZIP CODE


- - ----------------------------------------------------------------------------------------------------------
  DATE OF BIRTH                                 MARITAL STATUS                      EFFECTIVE DATE
                                       / / Married       / / Not Married
- - ----------------------------------------------------------------------------------------------------------


BENEFICIARY DESIGNATION
- - ----------------------------------------------------------------------------------------------------------
        BENEFICIARY NAME           RELATIONSHIP                 SOC. SEC. #                  BENEFIT %
  1)     ________________       __________________          __________________                  ____
  2)     ________________       __________________          __________________                  ____
  3)     ________________       __________________          __________________                  ____
  4)     ________________       __________________          __________________                  ____
  Total                                                                                         100%
- - ----------------------------------------------------------------------------------------------------------


CONTINGENT BENEFICIARY DESIGNATION

In the event no Primary Beneficiary survives me, or qualifies to receive the payment, or refuses to receive the payment:


- - ----------------------------------------------------------------------------------------------------------
        BENEFICIARY NAME           RELATIONSHIP                 SOC. SEC. #                  BENEFIT %
  1)     ________________       __________________          __________________                  ____
  2)     ________________       __________________          __________________                  ____
  3)     ________________       __________________          __________________                  ____
  4)     ________________       __________________          __________________                  ____
  Total                                                                                         100%
- - ----------------------------------------------------------------------------------------------------------


                              __________________________________

                                        Signature
                              __________________________________

                                           Date